Exhibit 99.6

                        FORBEARANCE AGREEMENT RELATING TO
                    $1,500,000,000 FIVE-YEAR CREDIT AGREEMENT


         FORBEARANCE AGREEMENT, dated as of November 22, 2002 (this "Agreement"), among Conseco, Inc., an Indiana corporation (the "Borrower"), CIHC, Incorporated, a Delaware corporation ("CIHC" and, together with the Borrower, the "Obligors"), the financial institutions named on the signature pages hereto (together with their respective successors and assigns, the "Participant Banks") and Bank of America, N.A., individually and as agent for the Banks (the "Agent").

                                   WITNESSETH:

         A. WHEREAS, the Borrower, the Participant Banks, certain other financial institutions and the Agent are parties to a $1,500,000,000 Five-Year Credit Agreement dated as of September 25, 1998 (as heretofore amended, the "Credit Agreement");

         B. WHEREAS, the Borrower, CIHC, the Agent and certain other financial institutions are parties to a Forbearance Agreement dated as of October 16, 2002 entered into in connection with the Credit Agreement, which Forbearance Agreement will, unless terminated earlier, terminate at 12:01 A.M. New York time on November 27, 2002;

         C. WHEREAS, the Borrower has advised the Agent and the Banks that, as of the date hereof, certain Events of Default (as defined below, the "Specified Defaults") have occurred and are continuing or are expected to occur under the Credit Agreement; and

         D. WHEREAS, the Borrower has asked the Banks, and the Participant Banks are willing, to forbear from exercising certain default-related remedies against the Obligors under the Loan Documents and the CIHC Guaranty on account of the Specified Defaults for a limited period of time and upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 . Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

         SECTION 2 . Obligor Acknowledgements and Undertakings.

         (a) Each Obligor acknowledges and agrees that the aggregate principal amount of the outstanding Loans under the Credit Agreement as of November 29, 2002 (prior to giving effect to any capitalization of interest to occur on such date (the "Interest Capitalization")) and the aggregate accrued and unpaid interest on the Loans through November 29, 2002 (prior to giving effect to the Interest Capitalization) will be as follows:

         Principal amount of the Loans
         as of  November 29, 2002 (prior to
         giving effect to the Interest Capitalization):        $1,519,262,617.86

         Accrued and unpaid interest
         on the Loans through November
         29, 2002 (prior to giving effect to
         the Interest Capitalization):                            $12,122,741.68

The foregoing amounts do not include unpaid interest, fees, expenses and other amounts (other than accrued and unpaid interest on the Loans through November 29, 2002) that are chargeable or otherwise reimbursable under the Loan Documents.

         (b) Each Obligor agrees and acknowledges that Events of Default under clauses (a), (c) and (e) of Article 5 of the Appendix (incorporated by reference into the Credit Agreement), including, without limitation, (i) the failure by the Borrower (and CIHC as guarantor) to pay interest on the Loans on October 17, 2002, October 31, 2002, November 29, 2002 and December 31, 2002 or within the applicable grace period, (ii) the failure by the Borrower to comply with the financial covenant set forth in Section 4.13 of the Appendix as of June 30, 2002, September 30, 2002 and December 31, 2002, (iii) the failure by the Borrower to comply with the financial covenants set forth in Sections 4.14, 4.15 and 4.16 of the Appendix as of September 30, 2002 and December 31, 2002, (iv) the failure by the Borrower (and CIHC as guarantor of the Borrower's obligations with respect to the New Notes (as defined in Schedule I)) to make the interest payment (and, in the case of the October 2002 Notes (as defined in Schedule I), to repay the principal amount) in respect of any Indebtedness set forth on
Schedule I hereto on the payment date set forth with respect to such Indebtedness on such Schedule or within any applicable grace or notice period,
(v) the failure by the Obligors (as guarantors) to make the interest payments in respect of the D&O Facilities on the applicable interest payment dates in

October 2002 and December 2002 or within any applicable grace period, (vi) the failure by the Obligors to make the Waiver Consideration (as defined in each of the Waivers No. 2 dated as of October 16, 2002 entered into in connection with the D&O Facilities) payments in respect of the D&O Facilities on the applicable date in October 2002 and on November 29, 2002 and December 31, 2002, (vii) the failure by Conseco Finance to pay when due in November 2002 or December 2002 any or all amounts payable by it in its capacity as guarantor to holders of asset-backed securities and (viii) Events of Default under clause (e) of the Appendix solely as a result of any of the foregoing constituting a default under any other Indebtedness (collectively, the "Specified Defaults"), constitute material Events of Default that have occurred and are continuing or may occur on or before December 31, 2002.

         (c) The Borrower shall, on or prior to November 27, 2002 deliver or cause to be delivered to Ernst & Young Corporate Finance ("EYCF") and Greenhill & Co. LLC ("Greenhill") the information listed on Part 1 of Schedule IV hereto, such information to be in form and substance satisfactory to EYCF and Greenhill. The Borrower shall, on an ongoing basis, promptly upon the preparation or receipt thereof, deliver or cause to be delivered to EYCF and Greenhill the information listed on Part 2 of Schedule IV hereto, such information to be in form and substance satisfactory to EYCF and Greenhill. Notwithstanding the foregoing, the Borrower's obligations under this Section 2(c) shall be subject to any duties of nondisclosure owed to third parties, provided that the Borrower shall use its commercially reasonable efforts to include in any nondisclosure or similar agreement entered into with any third party hereafter the right to disclose all relevant information to EYCF and Greenhill.

         (d) The Borrower shall, promptly upon obtaining knowledge thereof, notify the Agent and the Banks in writing of the occurrence of any event or condition described in clauses (ii), (iii), (iv) or (v) of Section 3(b) below.

         SECTION 3 . Forbearance.

         (a) The Agent and the Participant Banks agree that until the expiration of the Forbearance Period (as defined below), the Agent and the Participant Banks will temporarily forbear from the exercise of their default-related remedies against the Obligors solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided that the Borrower shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any Default or Event of Default.

         (b) As used herein, "Forbearance Period" means the period beginning on the date hereof and ending on the earliest to occur of (any such occurrence being a "Termination Event"):

               (i) 12:01 A.M. (New York time) on January 11, 2003;

               (ii) the occurrence of any Default or Event of Default other than a Specified Default;

               (iii) the failure of the Borrower to perform the covenants and agreements contained in this Agreement in accordance with their terms;

               (iv) the commencement by any holder of Indebtedness or other obligations (including, without limitation, any Indebtedness or other obligations pursuant to any agreement or instrument listed on Schedule I, II or III hereto or any guaranty thereof) of the Borrower, any of its Subsidiaries or any special purpose entity established in connection with the transactions contemplated by any of the agreements referred to in Schedule II hereto (each, an "SPE") (or any indenture trustee or agent therefor) of the exercise of any remedy (including, without limitation, acceleration or the making of a demand in respect of such Indebtedness or obligation or under any guaranty entered into in connection therewith) or the taking of any other action in furtherance of collection or enforcement of any claim or Lien against the Borrower, any of its Subsidiaries or any SPE or any of their respective assets; provided that, (A) solely in the case of agreements or instruments listed in Schedule II, the foregoing shall constitute a Termination Event only if the Borrower fails to receive by the close of business on the second Business Day after occurrence of such event a written notification from the Required Banks stating that the forbearance granted in this Agreement will not be rescinded as a result of such event and (B) in the case of Indebtedness or other obligations arising under agreements or instruments not listed on Schedule I, II or III hereto, the foregoing shall constitute a Termination Event only if the aggregate principal amount of Indebtedness or other obligations outstanding under such agreements or instruments (including committed or available amounts thereunder) exceeds $10,000,000;

               (v) the making by the Borrower or any of its Subsidiaries (other than Conseco Finance or any of its Subsidiaries), directly or indirectly, of any Investment in Conseco Finance or any of its Subsidiaries after the date hereof (other than Investments in an aggregate amount not exceeding $6,000,000 in respect of products and services provided in the ordinary course of business and consistent with past practices), unless, at least five Business Days prior to making such Investment, the Borrower shall have delivered written notification thereof to the Agent setting forth the name of the entity making such Investment, the date on which such Investment is to be made, the amount and form of such Investment and, in reasonable detail, the reasons for making such Investment; and

               (vi) receipt by the Borrower of a written notice from the Required Banks (regardless of whether party hereto) advising the Borrower (in their sole discretion) that the forbearance granted in this Agreement is terminated.

         (c) Upon a Termination Event, the agreement of the Agent and the Participant Banks hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which each Obligor waives. Each Obligor agrees that the Agent and the Banks may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and the CIHC Guaranty and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults and Events of Default, including, without limitation, the Specified Defaults. For the avoidance of doubt, nothing herein limits the right of the Agent or the Banks, including during the Forbearance Period, to take any action to preserve or exercise rights or remedies against parties other than the Obligors ("Third Party Rights"). For purposes of the foregoing, the Obligors acknowledge and agree that execution and delivery of this Agreement shall constitute the making of any necessary demand or the giving of any necessary notice for purposes of preserving and/or permitting the exercise of any such Third Party Rights of the Agent and the Banks.

         (d) Execution of this Agreement constitutes a direction by the Participant Banks that the Agent act in accordance with its terms.

         (e) Each Obligor acknowledges and agrees that the agreement of the Agent and the Participant Banks hereunder to forbear from exercising their default-related remedies with respect to the Specified Defaults shall not constitute a waiver of such Specified Defaults and that the Agent and the Banks expressly reserve all rights and remedies that the Agent and the Banks now or may in the future have under any or all of the Loan Documents, the CIHC Guaranty and/or applicable law in connection with all Defaults and Events of Default (including without limitation the Specified Defaults).

         SECTION 4 . Reference to and Effect upon the Credit Agreement.

         (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, any other Loan Document and the CIHC Guaranty, and all rights of the Agent and the Banks and all obligations of the Obligors thereunder, shall remain in full force and effect. Each Obligor hereby confirms that the Credit Agreement, the other Loan Documents and the CIHC Guaranty are in full force and effect.

         (b) Except as expressly provided herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Bank or the Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violations of any provisions of the Credit Agreement, any other Loan Document or the CIHC Guaranty, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement, any other Loan Document or the CIHC Guaranty or, except as expressly set forth herein, of any right, power or remedy of the Agent or any Bank thereunder or
(iii) constitute a course of dealing or other basis for altering any obligations of any Obligor under the Loan Documents, the CIHC Guaranty or any other contract or instrument.

         (c) This Agreement shall constitute a Loan Document.

         SECTION 5 . Representations and Warranties. To induce the Agent and the Participant Banks to execute and deliver this Agreement, each Obligor represents and warrants that:

         (a) The execution, delivery and performance by each Obligor of this Agreement have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of any of such Obligor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Obligor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Obligor or its property is subject or (iii) violate any Requirement of Law. This Agreement constitutes the legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement.

         (c) On and as of the Forbearance Effective Date (as defined below) and after giving effect to this Agreement, (i) the representations and warranties of the Borrower set forth in the Loan Documents are true and correct as though made on and as of the Forbearance Effective Date (except (1) to the extent a representation or warranty references a specific date, in which case, such representation or warranty is true and correct as of such date and (2) that, for purposes of this Section 5(c)(i), (A) the reference in Section 5.05 of the Credit Agreement to "September 1, 2000" shall be read to be a reference to "September 1, 2002" and (B) the reference in Section 5.16 of the Credit Agreement to "the First Amendment" shall be read as a reference to "this Agreement") and (ii) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing.

         SECTION 6 . Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Illinois.

         SECTION 7 . Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8 . Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         SECTION 9 . Further Assurances. Each Obligor agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         SECTION 10 . Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 10.02 of the Credit Agreement.

         SECTION 11 . Effectiveness. This Agreement shall become effective as of the date hereof on the date (the "Forbearance Effective Date") when the following conditions are satisfied:

         (i) the Agent shall have received from each of the Obligors and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (ii) the Agent shall have received a certificate of the chief operating officer of the Borrower certifying that the representations and warranties made by the Borrower pursuant to Section 5 of this Agreement are true and correct on and as of the date of this Agreement; and

         (iii) the requisite lenders under each of (a) the Agreement dated September 22, 2000, Re: 1997 D&O Loans, (b) the Agreement dated September 22, 2000, Re: 1998 D&O Loans, and (c) the Agreement dated September 22, 2000, Re:
1999 D&O Loans, shall have entered into forbearance agreements thereunder on terms substantially similar to those contained herein.

         SECTION 12 . Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR

ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 13 . No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each Obligor, the Agent and the Banks and their respective successors and assigns; provided that the Banks (other than the Participant Banks and their respective successors and assigns) shall not be bound by the forbearance granted hereunder. No Person other than the parties hereto and any other Bank and their successors and assigns shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of any other Bank and its successors and assigns) are hereby expressly disclaimed.

         SECTION 14 . Limitation on Assignments. In addition to, and without limiting, the requirements set forth in Section 10.08 of the Credit Agreement, each Participant Bank agrees that it will not assign all, or any ratable part, of its Loans, Commitments or other rights or obligations under the Loan Documents to any Person (other than a Participant Bank) unless such Person shall have agreed to be bound by this Forbearance Agreement (including the forbearance granted hereunder) by executing a consent substantially in the form attached hereto as Exhibit A. Each Participant Bank agrees that, notwithstanding anything to the contrary in the Credit Agreement, the Agent shall be entitled to withhold its consent to, and shall not be required to give effect to, any purported assignment of such Participant Bank's Loans, Commitments or other rights or obligations under the Loan Documents if the conditions set forth in the previous sentence are not satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 CONSECO, INC.

                                 By: /s/ Eugene M. Bullis
                                     -------------------------------------------
                                     Name:  Eugene M. Bullis
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                 CIHC, INCORPORATED

                                 By:  /s/ Eugene M. Bullis
                                      ------------------------------------------
                                      Name:  Eugene M. Bullis
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                 BANK OF AMERICA, N.A., as Administrative
                                    Agent and as a Bank

                                 By: /s/ Bridget Garavalia
                                     -------------------------------------------
                                     Name:  Bridget Garavalia
                                     Title: Managing Director

                                 JPMORGAN CHASE BANK

                                 By: /s/ Helen L. Newcomb
                                     -------------------------------------------
                                     Name:  Helen L. Newcomb
                                     Title: Vice President

                                 BEAR STEARNS & CO INC.

                                 By: /s/ John E. McDermott
                                     -------------------------------------------
                                     Name:  John E. McDermott
                                     Title: Senior Managing Director

                                 DEUTSCHE BANK AG, New York and/or Cayman Island
                                    Branches

                                 By: /s/ Robert M. Wood, Jr.
                                     -------------------------------------------
                                     Name:  Robert M. Wood, Jr.
                                     Title: Director

                                 By: /s/ Mark B. Cohen
                                     -------------------------------------------
                                     Name:  Mark B. Cohen
                                     Title: Managing Director
                                            Head of Workout

                                 SILVER OAK CAPITAL LLC

                                 By: /s/ Jeffrey H. Aronson
                                     -------------------------------------------
                                     Name:  Jeffrey H. Aronson
                                     Title: Authorized Signatory

                                 STARK TRADING

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 SHEPHERDS INVESTMENTS INT'L LTD.

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ W. Jerome McDermott
                                     -------------------------------------------
                                     Name:  W. Jerome McDermott
                                     Title: Duly Authorized Signatory

                                 DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS

                                 By: /s/ John Pineiro
                                     -------------------------------------------
                                     Name:  John Pineiro
                                     Title:

                                 THE BANK OF NEW YORK

                                 By: /s/ Stephen C. Brennan
                                     -------------------------------------------
                                     Name:  Stephen C. Brennan
                                     Title: Vice President

                                 BANK OF TOKYO-MITSUBISHI LTD NEW YORK BRANCH

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 CREDIT SUISSE FIRST BOSTON

                                 By: /s/ Michael Criscito
                                     -------------------------------------------
                                     Name:  Michael Criscito
                                     Title: Director

                                 By: /s/ Stephan Yankauer
                                     -------------------------------------------
                                     Name:  Stephan Yankauer
                                     Title: Director

                                 SOCIETE GENERALE

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 GOLDMAN SACHS CREDIT PARTNERS LP

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 COMERICA BANK

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 OAKTREE CAPITAL MANAGEMENT, LLC
                                   as general partner and/or investment
                                   manager of certain funds and accounts
                                   it manages

                                 By: /s/ Kenneth Liang
                                     -------------------------------------------
                                     Name:  Kenneth Liang
                                     Title:

                                 By: /s/ Matthew Barrett
                                     -------------------------------------------
                                     Name:  Matthew Barrett
                                     Title:

                                 PERRY PRINCIPALS, LLC

                                 By: /s/ Nathaniel J. Klipper
                                     -------------------------------------------
                                     Name:  Nathaniel J. Klipper
                                     Title: Managing Director

                                 KEYBANK NA

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 WELLS FARGO BANK NA

                                 By: /s/ Michael B. Sullivan
                                     -------------------------------------------
                                     Name:  Michael B. Sullivan
                                     Title: Senior Vice President

                                 SATELLITE SENIOR INCOME FUND LLC

                                 By: /s/ Mark Sonnino
                                     -------------------------------------------
                                     Name:  Mark Sonnino
                                     Title: Principal

                                 MARINER LDC

                                 By: /s/ C. Howe II
                                     -------------------------------------------
                                     Name:  C. Howe II
                                     Title: Director

                                 NORTHWOODS CAPITAL III LIMITED


                                 By: Angelo, Gordon & Co., L.P., as
                                       Collateral Manager

                                 By: /s/ John W. Fraser
                                     -------------------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                 KENSINGTON INTERNATIONAL LIMITED


                                 By: Elliott International Capital Advisors Inc.
                                       as attorney-in-fact

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PAM CAPITAL FUNDING LP


                                 By: Highland Capital Management, L.P.
                                       As Collateral Manager

                                 By: /s/ Louis Koven
                                     -------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President - CFO
                                            Highland Capital Management, L.P.

                                 NORDDEUTSCHE LANDESBNK GIROZENTRALE

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 SUNTRUST BANK

                                 By: /s/ Byron P. Kurtgis
                                     -------------------------------------------
                                     Name:  Byron P. Kurtgis
                                     Title: Director

                                 CERES II FINANCE LTD


                                 By: INVESCO Senior Secured Management, Inc., as
                                        Sub-Managing Agent (Financial)

                                 By: /s/ Gregory Stoeckle
                                     -------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 FERNWOOD ASSOCIATES LP

                                 By: /s/ David B. Forer
                                     -------------------------------------------
                                     Name:  David B. Forer
                                     Title: General Partner

                                 US BANK NA

                                 By: /s/ Daniel J. Falstad
                                     -------------------------------------------
                                     Name:  Daniel J. Falstad
                                     Title: Vice President

                                 BANK OF AMERICA, N.A. DEBT TRADING

                                 By: /s/ Mary Blau
                                     -------------------------------------------
                                     Name:  Mary Blau
                                     Title: Sr. Vice President

                                 ML CBO IV CAYMAN LTD.


                                 By: Highland Capital Management, L.P.
                                        As Collateral Manager

                                 By: /s/ Louis Koven
                                     -------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President - CFO
                                            Highland Capital Management, L.P.

                                 NATIONAL CITY BANK OF INDIANA

                                 By: /s/ Jeffrey L. Ayres
                                     -------------------------------------------
                                     Name:  Jeffrey L. Ayres
                                     Title: Vice President

                                 PAMCO CAYMAN LTD.


                                 By: Highland Capital Management, L.P.
                                        As Collateral Manager

                                 By: /s/ Louis Koven
                                     -------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President - CFO
                                            Highland Capital Management, L.P.

                                 PRESIDENT & FELLOWS OF HARVARD

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 DE SHAW LAMINAR PORTFOLIOS LLC

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 CANPARTNERS INVESTMENTS IV LLC

                                 By: /s/ R. Christian B. Evensen
                                     -------------------------------------------
                                     Name:  R. Christian B. Evensen
                                     Title: Authorized Signatory

                                 MERRILL LYNCH PIERCE FENNER & SMITH

                                 By: /s/ Graham Goldsmith
                                     -------------------------------------------
                                     Name:  Graham Goldsmith
                                     Title: Managing Director

                                 NUVEEN SENIOR INCOME FUND

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AG CAPITAL FUNDING PARTNERS LP

                                 By: Angelo, Gordon & Co., L.P. as
                                        Investment Advisor


                                 By: /s/ John W. Fraser
                                     -------------------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                 HARBOURVIEW CDO II LTD

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 THE VARDE FUND V LP


                                 By: Varde Fund GPLLC, its General Partner
                                 By: Varde Partners, L.P., its General Partner
                                 By: Varde Partners, Inc., its General Partner

                                 By: /s/ Jeremy Hedberg
                                     -------------------------------------------
                                     Name:  Jeremy Hedberg
                                     Title: Vice President

                                STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY


                                By: Stein Roe & Farnham Incorporated, As Advisor


                                By: /s/ Kathleen A. Zarn
                                    --------------------------------------------
                                    Name:  Kathleen A. Zarn
                                    Title: Senior Vice President

                                 MORGAN STANLEY EMERGING MARKETS INC.

                                 By: /s/ James Morgan
                                     -------------------------------------------
                                     Name:  James Morgan
                                     Title: Vice President

                                 AMMC CDO II, LTD

                                 By: American Money Management Corp.,
                                       as Collateral Manager

                                 By: /s/ David P. Meyer
                                     -------------------------------------------
                                     Name:  David P. Meyer
                                     Title: Vice President

                                 NORTHWOODS CAPITAL LIMITED


                                 By: Angelo, Gordon & Co., L.P., as
                                        Collateral Manager

                                 By: /s/ John W. Fraser
                                     -------------------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                 KZH CNC LLC

                                 By: /s/ Rowena Smith
                                     -------------------------------------------
                                     Name:  Rowena Smith
                                     Title: Authorized Agent

                                 AMMC CDO I LIMITED

                                 By: American Money Management Corp.,
                                       as Collateral Manager

                                 By: /s/ Davis P. Meyer
                                     -------------------------------------------
                                     Name:  Davis P. Meyer
                                     Title: Vice President

                                 NORTHWOODS CAPITAL II LTD


                                 By: Angelo, Gordon & Co., L.P.,
                                        as Collateral Manager

                                 By: /s/ John W. Fraser
                                     -------------------------------------------
                                     Name:  John W. Fraser
                                     Title: Managing Director

                                 WINGED FOOT FUNDING TRUST

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                LIBERTY FLOATING RATE ADVANTAGE FUND


                                By: Stein Roe & Farnham Incorporated, As Advisor


                                By: /s/ Kathleen A. Zarn
                                    --------------------------------------------
                                    Name:  Kathleen A. Zarn
                                    Title: Senior Vice President

                                 MARINER OPPORTUNITIES II LP

                                 By: /s/ C. Howe II
                                     -------------------------------------------
                                     Name:  C. Howe II
                                     Title: Treasurer

                                 NEWSTART FACTORS INC.

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 ALLIANCE CAPITAL FUNDING LLC

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AVALON CAPITAL LTD. 2

                                 By: INVESCO Senior Secured Management, Inc.
                                       as Portfolio Advisor

                                 By: /s/ Gregory Stoeckle
                                     -------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                                 By: Highland Capital Management, L.P. as
                                       Authorized Representatives of the Board

                                 By: /s/ Louis Koven
                                     -------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President - CFO
                                            Highland Capital Management, L.P.

                                 HAVENS PARTNERS

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 SRS STRATEGIES (CAYMAN) LP

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AMARA 2 FINANCE LTD.


                                 By: INVESCO Senior Secured Management, Inc., as
                                        Financial Manager

                                 By: /s/ Gregory Stoeckle
                                     -------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 AMARA-1 FINANCE LTD.


                                 By: INVESCO Senior Secured Management, Inc., as
                                        Financial Manager

                                 By: /s/ Gregory Stoeckle
                                     -------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIOS-1, LTD.


                                 By: INVESCO Senior Secured Management Inc., As
                                        Subadvisor

                                 By: /s/ Gregory Stoeckle
                                     -------------------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 OCM ADMINISTRATIVE SERVICES II LLC

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AXIS SRS LIMITED

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 TRS ELARA

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 HIGHLAND CRUSADER OFFSHORE PARTNERS LPI

                                 By: Highland Capital Management, L.P.
                                       as Collateral Manager

                                 By: /s/ Louis Koven
                                     -------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President - CFO
                                            Highland Capital Management, L.P.

                                 SPCP GROUP LLC

                                 By: /s/ Edward A. Mule
                                     -------------------------------------------
                                     Name:  Edward A. Mule
                                     Title: Principal

                                 FIR TREE VALUE PARTNERS LDC

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AXIS SRS LIMITED

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE I

                                  Indebtedness

------------------------------------------------------------------------------------- -------------------------------
Indenture                                                                             Payment Date
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.75% Senior Notes due February 2004 issued pursuant to the Senior Indenture    August 9, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.75% Guaranteed Senior Notes due August 2006 issued pursuant to the First      August 9, 2002
Senior Indenture dated April 24, 2002 (the "New 8.75% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 6.4% Senior Notes due February 2003 issued pursuant to the Senior Indenture     August 12, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 6.4% Guaranteed Senior Notes due February 2004 issued pursuant to the First     August 12, 2002
Senior Indenture dated April 24, 2002 (the "New 6.4% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.125% Senior Notes due February 2003 issued pursuant to the Senior Indenture dated   August 15, 2002
February 18, 1993
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
6.75% FELINE PRIDES due February 2003                                                 August 16, 2002 and November
                                                                                      16, 2002
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.5% Senior Notes due October 2002 issued pursuant to the Senior Indenture      October 15, 2002
dated November 13, 1997 (the "October 2002 Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.5% Guaranteed Senior Notes due October 2003 issued pursuant to the First      October 15, 2002
Senior Indenture dated April 24, 2002 (the "New 8.5% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 9.0% Senior Notes due October 2006 issued pursuant to the Senior Indenture      October 15, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 9.0% Guaranteed Senior Notes due April 2008 issued pursuant to the First        October 15, 2002
Senior Indenture dated April 24, 2002 (the "New 9.0% Notes", and together with the New 8.75% Notes, the New 6.4% Notes and the New 8.5%
Notes, the "New Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.16% Subordinated Deferrable Interest Debentures due 2026 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.70% Subordinated Deferrable Interest Debentures due 2026 issued pursuant to the     November 15, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.796% Subordinated Deferrable Interest Debentures due 2027 issued pursuant to the    October 1, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.70% Subordinated Deferrable Interest Debentures due 2028 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.00% Subordinated Deferrable Interest Debentures due 2028 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.44% Subordinated Deferrable Interest Debentures due 2029 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------

                                                                     SCHEDULE II

                                 CFC Facilities

1. Third Amended and Restated Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Green Tree Finance Corp. - Three dated April 5, 2001, and related documents entered into in connection therewith.

2. Second Amended and Restated Master Repurchase Agreement between Lehman Commercial Paper Inc. and Green Tree Finance Corp. - Five dated January 30, 2002, and related documents entered into in connection therewith.

3. Asset Assignment Agreement by and between Lehman Commercial Paper Inc. and Green Tree Residual Finance Corp. I dated February 13, 1998, and related documents entered into in connection therewith.

4. Master Repurchase Agreement between Green Tree Residual Finance Corp I and Lehman Brothers Inc., and related documents entered into in connection therewith.

5. Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and Green Tree Financial Corp. dated March 26, 1999, and related documents entered into in connection therewith.

6. Credit Agreement between Conseco Finance Corp. and U.S. Bank National Association dated as of December 27, 2000, and related documents entered into in connection therewith.

                                                                    SCHEDULE III

                       Indebtedness (with cross-defaults)

1. 10.5% Senior Notes due December 2004 issued pursuant to the First Supplemental Indenture dated August 31, 1995 (to the Indenture dated December 15, 1994).

2. "Old" 10.75% Senior Notes due June 2008 issued pursuant to the First Senior Supplemental Indenture dated June 29, 2001 (to the Senior Indenture dated November 13, 1997).

3. "New" 10.75% Guaranteed Notes due June 2009 issued pursuant to the First Senior Supplemental Indenture dated April 24, 2002 (to the Second Senior Indenture dated April 24, 2002).

4. "Old" 6.8% Senior Notes due June 2005 issued pursuant to the Senior Indenture dated November 13, 1997

5. "New" 6.8% Guaranteed Senior Notes due June 2007 issued pursuant to the First Senior Indenture dated April 24, 2002

                                                                     SCHEDULE IV

                Information to be delivered to EYCF and Greenhill

Part 1:

1. Statutory carrying value of portfolio items listed on the 3Q write down sheet as a percentage of par value

2. Review and analysis of how the monthly cash flow models for Conseco Services LLC and American Life Marketing Group flow into Conseco, Inc.

3. Rollup of 2002 cash flows specifically as it relates to the termination of the Hawthorne Agreement as provided in the business plan

4. Quarterly (or, if not available, annual) cash flow statement that corresponds to the new statutory model (Scenario B)

5. Investment portfolio as of September 30, 2002 including a calculation of unrealized losses

6. Update of Conseco Finance Corp., including, but not limited to, the following:

               o potential sale update, including any guidelines provided to potential buyers, list of signed confidentiality agreements, list of potential buyers performing due diligence, copy of any letter of intent and copy of any offers (unless subject to a non-disclosure agreement, in which case a summary will be provided)
               o recent and projected operating metrics (by product line)

7. Claim balances by class of claim as provided in the most recent restructuring term sheet produced by Conseco, Inc.

8.       List of executory contracts for Conseco, Inc. and CIHC

Part 2:

1. Daily and weekly cash balance updates with respect to each of the following entities:

                  i.       Conseco, Inc.,
                  ii.      CCM, Services,
                  iii.     other non-CIHC and non-insurance entities,
                  iv.      CIHC (stand alone), and
                  v.       CIHC (consolidated but excluding insurance entities)

2.       Weekly NAP/Surrender trends

3. Detailed update of Conseco Finance Corp., including, but not limited to, the following:

               o daily and weekly liquidity schedule
               o business plan / strategic plan
               o potential sale update, including any guidelines provided to potential buyers, list of signed confidentiality agreements, list of potential buyers performing due diligence, copy of any letter of intent and copy of any offers (unless subject to a non-disclosure agreement, in which case a summary will be provided)

4. Any additional information reasonably requested by EYCF or Greenhill regarding the business, financial or corporate affairs of Conseco or any Subsidiary

                                                                       EXHIBIT A

                    CONSENT RELATING TO FORBEARANCE AGREEMENT

         This CONSENT is made as of __________ __, 200_ by _____________ (the
"Assignee") in connection with the Assignment and Acceptance Agreement (the "Agreement") dated as of __________ __, 200_ by and among the Assignee and _____________ (the "Assignor") relating to the Five-Year Credit Agreement dated as of September 25, 1998 (as amended) among Conseco, Inc., various financial institutions signatory thereto and Bank of America, N.A., as Agent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

         The Assignee acknowledges that the Assignor is a party to a Forbearance Agreement dated as of November 22, 2002 (the "Forbearance Agreement") entered into in connection with the Credit Agreement (a copy of which Forbearance Agreement is available from the Agent upon request). The Assignee further acknowledges and agrees that by executing this Consent and delivering it to the Agent, the Assignee will thereupon become bound by the provisions of the Forbearance Agreement and will thereafter be subject to all of the obligations of a "Participant Bank" thereunder as fully as if the Assignee were a "Participant Bank" thereunder.

         This Consent shall be governed by and construed in accordance with the laws of Illinois.

         IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first above written.

                                 [ASSIGNEE]


                                 By:
                                     --------------------------
                                     Name:
                                     Title: